UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2021

NEW BEGINNINGS ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39679	85-2642786
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

800 1st Street, Unit 1

Miami Beach, FL 33139

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 592-7979

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	NBA.U	NYSE American
Common stock, par value $0.0001 per share	NBA	NYSE American
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	NBA WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on March 8, 2021, New Beginnings Acquisition Corp., a Delaware corporation (“Parent”), Artemis Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and Airspan Networks Inc., a Delaware corporation (the “Company”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which Merger Sub will merge with and into the Company and the Company will survive the merger and become a wholly owned subsidiary of Parent (collectively with the other transactions contemplated by the Business Combination Agreement, the “Transactions”), subject to customary closing conditions, including shareholder approvals and the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

On July 26, 2021, the Company and Parent issued a joint press release announcing that the Securities and Exchange Commission (“SEC”) has declared effective the registration statement on Form S-4 filed with the SEC in connection with the proposed business combination between the Company and Parent. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

Parent has filed with the SEC a registration statement and subsequent amendments on Form S-4 (the “Form S-4”), which included a preliminary proxy statement / prospectus with respect to certain matters upon which Parent stockholders will be asked to vote. This document does not contain all the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. On July 26, 2021, Parent filed the definitive proxy statement / prospectus with the SEC. The definitive proxy statement / prospectus will be sent to all Parent stockholders. Parent will also file other documents regarding the Transaction with the SEC. Before making any voting decision, Parent stockholders are advised to read the Form S-4, the proxy statement / prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transactions as they become available because they will contain important information about the Transaction. Stockholders may obtain free copies of the definitive proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: New Beginnings Acquisition Corp., 800 1st Street, Unit 1, Miami Beach, FL 33139, USA..

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

Parent, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Parent’s stockholders with respect to the Transactions. A list of the names of those directors and executive officers and a description of their interests in Parent is contained in the definitive joint consent solicitation/proxy statement/prospectus included in the registration statement on Form S-4. Additional information regarding the interests of such participants, which may, in some cases, be different than those of Parent’s and the Company’s equity holders generally, is also set forth in the definitive joint consent solicitation/proxy statement/prospectus for the Transactions.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, Parent’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the Company’s markets, positioning and the likelihood and ability of the parties to successfully consummate the Transactions. Such forward-looking statements are based upon the current beliefs and expectations of Parent’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond Parent’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Parent’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of Parent’s securities; (ii) the risk that the Transactions may not be completed by Parent’s business combination deadline and the potential failure to obtain an extension of the Parent’s business combination deadline if sought by Parent; (iii) the failure to satisfy the conditions to the consummation of the Transactions, including the adoption of the Business Combination Agreement by the stockholders of Parent and the Company, the satisfaction of the minimum cash amount following redemptions by Parent’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the Transactions; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the impact of COVID-19 on the Company’s business and/or the ability of the parties to complete the Transactions; (vii) the effect of the announcement or pendency of the Transactions on the Company’s business relationships, performance and business generally; (viii) risks that the Transactions disrupt current plans and operations of the Company; (ix) the outcome of any legal proceedings that may be instituted against the Company or Parent related to the Business Combination Agreement or the Transactions; (x) the ability to maintain the listing of Parent’s securities on NYSE American; (xi) the price of Parent’s and the post-combination company’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transactions, and identify and realize additional opportunities; (xiii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates; (xiv) the risk that the Company and its current and future collaborators are unable to successfully develop and commercialize the Company’s products or services, or experience significant delays in doing so; (xv) the risk that the post-combination company may not achieve or sustain profitability; (xvi) the risk that the post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xviii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; (xix) the risk that the rollout and utilization of 5G technology will not provide the expected benefits; (xx) the risk that the Company is unable to secure or protect its intellectual property; and (xxi) the risk that the post-combination company’s securities will not be approved for listing on NYSE American or the New York Stock Exchange or if approved, maintain the listing.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Parent’s control. All information set forth herein speaks only as of the date hereof in the case of information about Parent and the Company or the date of such information in the case of information from persons other than Parent or the Company, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Company’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated July 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW BEGINNINGS ACQUISITION CORP.

Date: July 26, 2021	By:	/s/ Michael S. Liebowitz
		Name:	Michael S. Liebowitz
		Title:	Chief Executive Officer

3